UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2018

CB FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-36706	51-0534721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 N. Market Street, Carmichaels, Pennsylvania 15320

(Address of principal executive offices, including zip code)

(724) 966-5041

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2018, Patrick G. O’Brien, President of CB Financial Services, Inc. (the “Company”) and its subsidiary bank, Community Bank, was appointed Chief Executive Officer of the Company and Community Bank, succeeding Barron P. McCune, Jr. in that office. As previously reported, Mr. O’Brien succeeded Mr. McCune as President of both organizations. Mr. McCune will continue to serve as an Executive Consultant and a Director of both organizations.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on June 20, 2018. The final voting results as to each matter submitted to a vote of stockholders are as follows:

1.	The following individuals were elected as directors for a three-year term and until their successors are elected and qualified, by the following vote:

Name	For	Withheld	Broker Non-Votes
Karl G. Baily	2,428,948	100,238	875,719
Barron P. McCune, Jr.	2,462,827	66,359	875,719
Roberta Robinson Olejasz	2,428,224	100,962	875,719
Ralph J. Sommers, Jr.	2,453,429	75,757	875,719
John M. Swiatek	2,435,292	93,894	875,719

2.	The appointment of Baker Tilly Virchow Krause, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified by the following vote:

For	Against	Abstain	Broker Non-Votes
3,384,741	3,927	16,237	-0-

Item 7.01	Regulation FD Disclosure.

On June 20, 2018, Messrs. McCune and O’Brien delivered a presentation to the attendees of the Company’s 2018 Annual Shareholders’ Meeting. A copy of the “CB Financial Services, Inc. – Shareholder Presentation” is furnished herewith as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

On June 20, 2018, the Company issued a press release announcing the events reported under Items 5.02 and 5.07 herein. A copy of the press release is furnished herewith as Exhibit 99.2 and incorporated in this Item 7.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	CB Financial Services, Inc. Shareholder Presentation

99.2	Press Release dated June 20, 2018 Annual Meeting Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CB FINANCIAL SERVICES, INC.

Date: June 20, 2018	By:	/s/ Kevin D. Lemley
Kevin D. Lemley
Executive Vice President and Chief Financial Officer